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                                                               Exhibit 10.1

                                 PURCHASE AGREEMENT


This Purchase Agreement ("Agreement") is entered into as of June 1, 1998 ("Effective Date") by and between Solectron Corporation with a place of business at 847 Gibraltar Drive, Milpitas, CA 95035 ("Solectron") and Digital Microwave Corporation having its principal office at 170 Rose Orchard Way, San Jose, CA 95134 ("DMC").

The parties hereby agree that upon execution of this Agreement, the following terms and conditions shall supersede any previously negotiated terms and conditions regarding the "Altium" Products as provided in the attached Addendum B.

1.0  TERM

1.1 This Agreement is effective as of the effective date and shall be in effect for [*] ([*]) [*]. This Agreement shall automatically be renewed for successive [*] ([*]) [*] increments unless either party requests in writing, at least [*] ([*]) days in advance that this Agreement not be so renewed.

2.0  SPECIFICATION COMMENTS

     2.1 "Specifications" is defined as the respective specifications for each Product to be manufactured by Solectron for DMC under this Agreement, as separately set forth by the revision number specified in the Purchase Order provided by DMC. Specifications may be amended from time to time by DMC's documented engineering change orders in accordance with Section 10 of this Agreement and mutually agreed to by Solectron prior to implementation.

3.0  PRODUCT FORECAST

3.1 It is agreed that DMC will provide Solectron, on a monthly basis, [*] ([*]) day firm purchase orders or material releases, [*] ([*]) months Product forecasts and [*] ([*]) months rolling forecasts for long lead time items. This section, as appropriate, may be modified in an addendum to reflect specific Product requirements.

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4.0  MATERIAL PROCUREMENT

4.1 Solectron is authorized to purchase materials using standard purchasing practices including, but not limited to, acquisition of material recognizing Economic Order Quantities, ABC buy policy and long lead time component management in order to meet the Purchase Order requirements of DMC. DMC recognizes its financial responsibility and assumes liability for long lead items beyond the purchase order coverage. The long lead time item list (attached as Addendum "A") will be reviewed quarterly as provided in
     Section 6.2 of this Agreement.

4.2 Solectron agrees to purchase components according to the DMC approved vendor list ("AVL") including any sourcing plans as provided by the addenda.

4.3 In the event of a termination or a cancellation of a Purchase Order or Material Release, and/or discontinuance of Product or excess material created by an engineering change, DMC agrees to compensate Solectron for Products and material inventory as follows: (i) [*], (ii) [*], (iii) [*], and (iv) [*].

4.4 Solectron shall undertake reasonable efforts to cancel all applicable component purchase orders and reduce component inventory through return for credit programs or allocate components for alternate programs if applicable and will provide information on this material's disposition to DMC within [*] ([*]) working days. DMC reserves the right to review all supporting Solectron documentation which delineates costs incurred due to purchase order cancellations.

5.0  ASSEMBLY PRICE LIST

5.1 Items and prices listed in the "Assembly Price List" (attached as Addendum "B") may be added to or deleted from providing such additions or deletions meet all of the terms and conditions of this Agreement.

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6.0  PURCHASE ORDERS AND PRICE REVIEWS

6.1 DMC agrees to provide Solectron Purchase Orders or Material Releases [*] ([*]) days in advance of delivery (or as otherwise provided by an addendum) and shall become effective upon acceptance of the order by Solectron within [*] ([*]) days of receipt of said Purchase Order. Financial liability for DMC will be limited to material that covers the [*] day released purchase order, plus the long lead time material as listed in addendum A, as well as non-cancelable and non-returnable material and component supplier minimum buy material as provided in Addendum D.

6.2 Solectron and DMC will meet every twelve (12) months during the term of this Agreement to review pricing and determine whether any price increase or decrease is required. Any price change shall apply only to purchase orders or material releases issued after the effective date of such price change per Addendum "B", assembly price list.

6.3 Material Fluctuations. If significant price fluctuations occur at any time in the cost of material required under this Agreement, DMC and Solectron will review the impact of such fluctuations and discuss in good faith whether any pricing change should be considered. Significant fluctuation means a price change of plus or minus (+/-) [*] percent ([*]%) or more of the quoted Bill of Material ("BOM") cost of any Product.

6.4 Currency Fluctuations. If the currency rate of exchange between United States Dollars and the currency used for purchase of Products or components changes significantly DMC and Solectron agree to share equally the effects of such change. Significant change means a currency rate of exchange fluctuation of plus or minus (+/-) more than [*] percent ([*]%) of the quoted BOM cost of any Product.

     The currency exchange rate will be determined by using The Wall Street Journal as the source of reference. The initial baseline exchange rate
     will be the rate on the effective date of this agreement.   The exchange
     rate will be reviewed and reset on the fifteenth day of the last month of every calendar quarter, by taking the average of the previous three (3) month exchange rate and using that average as the baseline for the upcoming
     quarter.   This process will be used for all currencies by which components are purchased, relative to the U.S. dollar.

     If the rate of exchange between U.S. Dollars and the currency used for purchase of components fluctuates plus or minus (+/-) [*] percent ([*]%) of the selling price or less during a calendar quarter, the agreement upon pricing will remain unchanged for products shipped during that quarter.

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     If the currency exchange fluctuation exceeds +/- [*] percent ([*]%) of the selling price of a Product during a quarter, Solectron and DMC agree to share equally any fluctuation in excess of [*] percent ([*]%) baseline. The product pricing will be effective immediately and the baseline will be reset at the new level and be effective for the remainder of the calendar quarter.

6.5  All Purchase orders issued by DMC shall contain the following:

     a) DMC's part number, description, and revision level of Products to be shipped.
     b)   Delivery schedule
     c)   Unit price
     d)   Place of delivery


7.0  DELIVERY

7.1 Solectron will target 100% on time delivery, defined as shipment of Product by Solectron within a window of [*] ([*]) days early and [*] days late (of acknowledged date). This section, as appropriate, may be modified by an addendum to reflect specific Product requirements.

7.2  All shipments to DMC shall be FOB Solectron's facility.

7.3 Solectron and DMC agree to delivery schedule flexibility requirements specific to the Product as documented in Addendum "C".

7.4 Upon learning of any potential delivery delays, Solectron will use its best efforts to notify DMC within [*] ([*]) hours as to the cause and extent of such delays. Solectron will also, at the time of notification, provide a plan of recovery which will bring delivery back to the scheduled plan.

7.5 DMC will make best efforts to reschedule out [*] only any delivery that is outside of the [*] ([*]) day window to a maximum of [*] ([*]) days from the original delivery date. DMC will not be able to reschedule out within the [*] ([*]) day window. If there is no future demand for any rescheduled delivery, DMC will purchase all associated components and all assembled Product through work in process from Solectron within [*] ([*]) business days after receipt of material disposition per Section 4.4 of this Agreement.

7.6 Should DMC require Solectron to undertake export activity on behalf of DMC, DMC agrees to submit requested export information to Solectron pursuant to Solectron Guidelines for Customer-Driven Export Shipments as provided in the addenda.

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7.7  Risk of Loss.  Title to the Products and risk of loss or damage to the
     Products will pass to DMC at the FOB point.

7.8 Taxes and Foreign Shipments. The prices set forth in Addendum "B" are exclusive of any and all state or local sales, use, excise or similar taxes, which, if applicable, shall be paid by DMC. The prices in Addendum "B" are also exclusive of any foreign shipping charges, such as forwarding, agent or brokerage fees, consular invoices, document fees and duties. Such charges shall be paid by DMC.

8.0  PAYMENT TERMS

8.1 Solectron and DMC agree to payment terms of [*] days from the date of invoice.

8.2 Currency will be in U.S. Dollars unless specifically negotiated and reflected in the addenda.

8.3 Until the purchase price and all other charges payable to Solectron have been received in full, Solectron retains and DMC grants to Solectron a security interest in the products delivered to DMC and any proceeds therefrom.


9.0  QUALITY

9.1 Solectron shall manufacture the Products in accordance with the quality requirements, standards and expectations as mutually agreed to and reflected in the DMC Quality Plan (CQ-QP001) and Solectron CSI Expectations.

10.0 ENGINEERING CHANGES

10.1 DMC may, upon advance written notice to Solectron, submit engineering changes for incorporation into the Product. It is important that this notification include documentation of the change to effectively support an investigation of the impact of the engineering change. Solectron will make a reasonable effort to review the engineering change and report to DMC within one (1) week. If the engineering change concerns a Product which is currently in production by Solectron , Solectron will review the change and report back to DMC within one (1) business day. If any such change affects the price, delivery, or quality performance of said Product, an equitable adjustment will be negotiated between Solectron and DMC prior to implementation of the change.

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10.2  Solectron agrees not to undertake  any process changes, design changes, or process step discontinuance affecting electrical performance and/or mechanical form and fit without prior written notification and concurrence of the DMC.


11.0  INVENTORY MANAGEMENT

11.1 Solectron agrees to purchase components according to the DMC approved vendor list (AVL) including any sourcing plans as provided by the Addendum A.

11.2 All DMC tooling/equipment furnished to Solectron or paid for by DMC in connection with this Agreement shall:

      a)  Be clearly marked and remain the personal property of DMC.
      b)  Be kept free of liens and encumbrances.
      c) Unless otherwise agreed, Solectron is responsible for the general daily maintenance and correlation of DMC fixtures, tooling and equipment.

      Solectron shall hold DMC property at its own risk and shall not modify the property without the written permission of DMC. Upon DMC's request, Solectron shall redeliver the property to DMC in the same condition as originally received by Solectron with the exception of reasonable wear and tear. In the event the property is lost, damaged or destroyed, Solectron's liability for the property is limited to the book value of the property.

11.3 Obsolescence of Materials. Obsolete materials means any Product part that has expired or is no longer found on DMC's AVL due to engineering changes and/or end-of-life. To the extent Solectron cannot mitigate its material acquisition costs of materials which have become obsolete as a result of the engineering change or end-of-life of Product, DMC shall pay such charges claimed by Solectron.

11.4 Excess Material. Excess material means any part which is ordered by Solectron based on MRP demand, in the performance of this Agreement, that is not shipped on the date recorded on DMC's Purchase Order due to engineering changes, changed delivery schedules (push-outs), and/or end of life. DMC shall be liable for [*]. Solectron shall use reasonable efforts to return such excess materials for credit or allocate such excess materials for alternate programs, as outlined in 4.3 of this Agreement. In the event Solectron is unable to return or allocate such excess materials, DMC agrees to purchase from Solectron any excess material aged beyond [*] ([*]) days at raw cost plus burden. In addition, DMC agrees to compensate Solectron for any charges, including but not limited to carrying

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      charges at [*] percent ([*]%) of the monthly excess material in stock, incurred therefor.

12.0  CONFIDENTIAL INFORMATION

12.1 Solectron and DMC agree to execute, as part of this Agreement, a Nondisclosure Agreement for the reciprocal protection of confidential information.

12.2 Subject to the terms of the Nondisclosure Agreement and the proprietary rights of the parties, Solectron and DMC agree to exchange, at least semi-annually, relevant process development information and business plans to include market trends, process technologies, product requirements, new product developments, available capacity and other information to support technology advancements by both Solectron and DMC.


13.0  WARRANTY

13.1 Solectron warrants for a period of [*] ([*]) months from the date of manufacture of the Product, that (i) the Product will conform to the specifications applicable to such Product at the time of its manufacture, which are furnished in writing by DMC and accepted by Solectron; (ii) such Product will be of good material (supplied by Solectron), and workmanship and free from defects for which Solectron is responsible in the manufacture; (iii) such Product will be free and clear of all liens and encumbrances and that Solectron will convey good and marketable title to such Product. In the event that any Product manufactured shall not be in conformity with the foregoing warranties, Solectron shall, at Solectron's option, either credit DMC for any such nonconformity (not to exceed the purchase price paid by DMC for such Product), or, at Solectron's expense, replace, repair or correct such Product. The foregoing constitutes DMC's sole remedies against Solectron for breach of warranty claims.

13.2 Solectron shall have no responsibility or obligation to DMC under warranty claims with respect to Products that have been subjected to abuse, misuse, accident, alteration, neglect or unauthorized repair by a DMC customer.

      THE WARRANTIES CONTAINED IN THIS SECTION ARE IN LIEU OF, AND SOLECTRON EXPRESSLY DISCLAIMS AND DMC WAIVES ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE AND FITNESS FOR A PARTICULAR USE.

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14.0  TERMINATION

14.1 If either party fails to meet any one or more of the terms and conditions as stated in either this Agreement or the addenda, Solectron and DMC agree to negotiate in good faith to resolve such default. If the defaulting party fails to cure such default or submit an acceptable written plan to resolve such default within [*] ([*]) days following notice of default, the nondefaulting party shall have the right to terminate this Agreement by furnishing the defaulting party with [*] ([*]) days written notice of termination.

14.2 This Agreement shall immediately terminate should either party; (i) become insolvent; (ii) enter into or file a petition, arraignment or proceeding seeking an order for relief under the bankruptcy laws of its respective jurisdiction; (iii) enter into a receivership of any of its assets or; (iv) enter into a dissolution of liquidation of its assets or an assignment for the benefit of its creditors.

14.3 Either Solectron or DMC may terminate this Agreement without cause by giving [*] ([*]) days advance written notice to the other party.

14.4 Duty to Mitigate Costs. Both parties shall, in good faith, undertake reasonable efforts to mitigate the costs of termination as described above in Section 4.4. By way of example, Solectron shall use its best efforts to cancel all applicable materials and reduce inventory through return for credit programs or allocate these materials for alternate programs or products, if possible.

15.0  DISPUTE RESOLUTION

15.1 In the spirit of continued cooperation, the parties intend to and hereby establish the following dispute resolution procedure to be utilized in the unlikely event any controversy should arise out of or concerning the performance of this Agreement.

15.2 It is the intent of the parties that any dispute be resolved informally and promptly through good faith negotiation between Solectron and DMC. Either party may initiate negotiation proceedings by written notice to the other party setting forth the particulars of the dispute. The parties agree to meet in good faith to jointly define the scope and a method to remedy the dispute. If these proceedings are not productive of a resolution, then senior management of Solectron and DMC are authorized to and will meet personally to confer in a bona fide attempt to resolve the matter.

15.3 Should any disputes remain existent between the parties after completion of the two-step resolution process set forth above, then the parties shall promptly submit any dispute to mediation with an independent mediator. In the event mediation is

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      not successful in resolving the dispute, the parties agree to submit the dispute to binding arbitration as provided by their respective jurisdiction.

16.0  LIMITATION OF LIABILITY

      IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, OR TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY, OR OTHERWISE, SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY DAMAGES OF ANY KIND WHETHER OR NOT EITHER PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

17.0  PATENT, COPYRIGHT AND TRADEMARK INDEMNITY

      Each party (the "indemnifying party") shall defend, indemnify, and hold harmless the other party from any claims by a third party of infringement of intellectual properties resulting from the acts of the indemnifying party pursuant to this Agreement, provided that the other party (i) gives the indemnifying party prompt notice of any such claims, (ii) renders reasonable assistance to the indemnifying party thereon, and (iii) permits the indemnifying party to direct the defense of the settlement of such claims.

18.0  RETURN MATERIAL AUTHORIZATION

18.1 In the event Product is found to be defective by DMC, DMC will provide written notification to Solectron and Solectron will provide DMC with a Return Material Authorization (RMA) number prior to DMC returning the Product to Solectron. Solectron will provide a RMA number to DMC within [*] of receipt of such notification from DMC. If DMC Product returns in any [*] exceed [*] per cent ([*]%) of Product shipped during that quarter Solectron will have [*] to evaluate and disposition the Products before issuing a RMA number to DMC.

18.2 Upon receipt of the RMA number, DMC will use its best efforts to return the Product to Solectron. Solectron will pay shipping costs for returning defective Product to Solectron. Thereafter, Solectron will use its best efforts to repair and return the Product within [*] ([*]) days of receipt of said Product to DMC. Solectron will pay shipping costs to return repaired Product to DMC or to DMC's customers site. If Product returned by DMC is No Trouble Found ("NTF") by Solectron, DMC will pay all shipping charges and reimburse Solectron on a time and materials basis for testing and evaluation of NTF Product.

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19.0  GENERAL

19.1 It is the intent of the parties that this Agreement and its addendum's shall prevail over the terms and conditions of any purchase order, acknowledgment form or other instrument.

19.2 This Agreement may be executed in one or more counterparts, each of which will be deemed the original, but all of which will constitute but one and the same document. The parties agree this Agreement and its addenda may not be modified except in writing signed by both parties.

19.3 Notices. Unless otherwise specified in the Agreement, all notices and other communications permitted or required by the provisions of those documents shall be in writing.

19.4 Severability. In the event that one or more of the provisions, or parts thereof, contained in the Agreement shall for any reason be held to be invalid, illegal, or unenforceable by a court of competent jurisdiction, the same shall not invalidate or otherwise affect any other provision in the Agreement, and the Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained therein.

19.5 Waiver. No failure or delay on the part of either party hereto in exercising any right or remedy under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy. No provision of the Agreement may be waived except in writing signed by the party granting such waiver.

19.6 Each party to this Agreement will maintain insurance to protect itself from claims (i) by the party's employees, agents and subcontractors under Worker's Compensation and Disability Acts, (ii) for damages because of injury to or destruction of tangible property resulting out of any negligent act, omission or willful misconduct of the party or the party's employees or subcontractors, (iii) for damages because of bodily injury, sickness, disease or death of its employees or any other person arising out of any negligent act, omission, or willful misconduct of the party or the party's employees, agents or subcontractors.

19.7 Neither party shall delegate, assign or transfer its rights or obligations under this Agreement, whether in whole or part, without the written consent of the other party. Failure by either party to enforce any provision of this Agreement shall not be deemed to be a continuing waiver or a waiver of any other default or other term and condition.

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19.8   Force Majeure.  Neither party shall be liable for any failure or delay in its performance under this Agreement due to acts of God, acts of civil or military authority, fires, floods, earthquakes, riots, wars or any other cause beyond the reasonable control of the delayed party provided that the delayed party: (i) gives the other party written notice of such cause within [*] ([*]) days of the discovery of the event; and (ii) uses its reasonable efforts to remedy such delay in its performance.

19.9 DMC and Solectron mutually agree to jointly work towards process improvements in the following areas:

       -  Total Price
       -  Quality
       -  Manufacturing Time
       -  On-time Delivery
       -  Design Improvements in Manufacturability, Quality and Price
       -  Repair/Returns

19.10 Both DMC and Solectron have been and shall continue to be in material compliance with the provisions of all applicable federal, state and local laws, regulations, rules and ordinances applicable to the transactions governed by this Agreement.

19.11 This Agreement shall be governed by, and construed in accordance with the laws of the State of California, excluding its conflict of laws provisions. In any action to enforce this Agreement, the prevailing party shall be awarded all court costs and reasonable attorney fees incurred.

19.12  Disclosure   This Agreement is to be considered confidential. Neither
       party shall disclose either the existence, the terms or conditions, or the subject matter of this Agreement without the prior written consent of the other party.

19.13  Publicity    Neither party shall use the other party's name in any
       publicity or use the other party's name in any notice to any third party without the prior written consent of the other party, such consent not to be unreasonably withheld.

Agreed:

SOLECTRON CORPORATION              DIGITAL MICROWAVE

By:   /s/ JIM WILLIAMS             By:  /s/ SAM SMOOKLER
   -----------------------            ----------------------
Name:     Jim Williams             Name:     Sam Smookler
     ---------------------              --------------------
Title:    Vice President           Title:    President & COO
      --------------------               -------------------
Date:     6/11/98                  Date:     6/11/98
     ---------------------              --------------------

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                                   ADDENDUM "A"







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                                     ADDENDUM "B"

                                       PRICING

A: Unit price for Altium InDoor Unit (IDU). All prices are in United States dollars ($).



               1)   151-141764-001  Non-protected IDU

                         [*] units           $[*]


               2)   151-141763-001  Protected unit IDU

                         [*] units           $[*]
                         [*] units           $[*]



B:   Spare Sub-Assembly Cards

                         021-141740-001      Signal Processor
                         1 to [*] units      $[*]

                         021-141741-001      ISAC
                         1 to [*] units      $[*]

                         021-111860-001      OSAC
                         1 to [*] units      $[*]

                         021-141739-001      Motherboard
                         1 to [*] units      $[*]

                         021-141745-001      Configuration Card
                         1 to [*] units      $[*]

                         021-141742-001      Interface Card
                         1 to [*] units      $[*]

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                                     ADDENDUM "C"

Downward delivery schedule adjustments. DMC shall have the right to reschedule deliveries of Product(s) contained in purchase orders in accordance with the following schedule.

Number of days prior to the      Maximum percentage of the Product
original schedule delivery       quantity by which the scheduled
date that written notice of      delivery can be decreased or
a change or rescheduling is      rescheduled for later delivery without
received by Solectron.           incurring cancellation charges.

00-30 days                       [*]% can be rescheduled. [*].
                                 Mix changes are acceptable
                                 with [*] ([*]) workdays prior
                                 written notice. DMC remains
                                 fully liable [*].

31-60 days                       [*]% of total volume can be
                                 rescheduled, [*] ([*]) times
                                 per purchase order only for a
                                 maximum reschedule of [*]
                                 ([*]) days from the original
                                 requested delivery date. DMC
                                 is responsible for [*].

61-90 days                       [*]% of total volume can be
                                 rescheduled, [*] ([*]) times
                                 per purchase order only for a
                                 maximum reschedule of [*]
                                 ([*]) days from the originally
                                 requested delivery date. DMC
                                 is responsible for [*].

91 + days                        [*]% of total volume can be
                                 rescheduled. DMC is
                                 responsible for [*].

-------------------------------------------------------------------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

Upward delivery schedule adjustments. DMC shall have the right to reschedule deliveries of Product(s) contained in purchase orders in accordance with the following schedule.

Number of days prior to the      Maximum percentage of the Product
original schedule delivery       quantity by which the scheduled
date that written notice of      delivery can be decreased or
a change or rescheduling is      rescheduled.
received by Solectron.

00-30 days                       [*]% can be rescheduled. [*].

31-60 days                       [*]% of total volume can be
                                 increased, [*] per purchase
                                 order only for a maximum
                                 reschedule of [*] ([*]) days
                                 from the originally requested
                                 delivery date

61-90 days                       [*]% of total volume can be
                                 increased, [*] per purchase
                                 order only for a maximum
                                 reschedule of [*] ([*]) days
                                 from the originally requested
                                 delivery date

91+ days                         [*]% of total volume can be
                                 increased to achieve delivery
                                 increases less than lead-time
                                 plus [*] ([*]) weeks.

Schedule attainment. Solectron agrees to meet the increased volume per the above schedule based on material availability. DMC acknowledges that any supply line inadequacies or delays in material availability will impact delivery schedules. Solectron will promptly communicate any initial schedule notification(s) and any subsequent schedule changes to DMC. Any additional costs incurred by Solectron to meet DMC's request will be identified by Solectron and presented to DMC for payment prior to implementation of the change.

-------------------------------------------------------------------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                    ADDENDUM "D"

                               NCNR/MINIMUM BUY LIST

 Assumptions           Cust item no           top assy no
--------------       ----------------      -----------------
027-380800-001       FA021-141742-001      MIN ORDER QTY [*]
028-330100-001       FA021-141741-001      MIN RELEASE QTY [*]
028-361330-155       FA021-141740-001      MIN ORDER QTY [*]
028-361350-001       FA021-141741-001      MIN ORDER QTY [*]
028-361350-004       FA021-141741-001      MIN ORDER QTY [*]
030-303100-001       FA021-141741-001      MIN ORDER QTY [*]
033-341211-039       FA021-141741-001      MIN ORDER QTY [*]
033-341212-001       FA021-141741-001      MIN ORDER QTY [*]
033-341212-001       FA021-141742-001      MIN ORDER QTY [*]
033-341213-044       FA021-141745-001      MIN ORDER QTY [*]
033-341221-016       FA021-141760-001      NC/NR. MIN ORDER [*]. SUPPLIER QUOTED P/N PLS2ODR-HBR
034-302217-006       FA021-141740-001      MIN ORDER [*]
034-322211-008       FA021-141739-001      MIN ORDER QTY [*]
038-302221-008       FA021-141741-001      MIN ORDER & RELEASE QTY [*]
038-362223-006       FA021-141742-001      MIN ORDER & RELEASE QTY [*]
038-372223-004       FA021-141742-001      MIN ORDER & RELEASE QTY [*]
038-381210-005       FA021-141740-001      MIN RELEASE QTY [*]
038-381210-007       FA021-141741-001      MIN RELEASE QTY [*]
038-381210-007       FA021-141742-001      MIN RELEASE QTY [*]
038-382221-003       FA021-141739-001      SUPPLIER QUOTED P/N 162-99630-7058. MIN ORDER QTY [*]
038-392214-007       FA021-141741-001      MIN ORDER QTY [*]
043-325100-140       FA021-141740-001      MIN ORDER QTY [*]
044-335100-170       FA021-141741-001      MIN ORDER QTY [*]
045-310100-001       FA021-141741-001      MIN ORDER QTY [*]
050-342100-890       FA021-141740-001      MIN ORDER QTY [*]
050-392100-809       FA021-141740-001      MIN ORDER [*]
051-369102-186       FA021-141741-001      MIN ORDER QTY [*]
054-361682-759       FA021-141740-001      MIN ORDER [*]
063-312229-760       FA021-141740-001      MIN ORDER QTY [*]
063-313100-760       FA021-141740-001      MIN ORDER QTY [*]
063-313332-750       FA021-141740-001      MIN ORDER QTY [*]
063-314122-750       FA021-141740-001      MIN ORDER QTY [*]
063-316100-760       FA021-141740-001      MIN ORDER QTY [*]
078-361080-002       FA021-141740-001      MIN RELEASE QTY [*]
081-376311-006       FA021-141741-001      MIN ORDER QTY [*]
082-331820-003       FA021-141740-001      [*]SURCHARGE FOR PARTIAL REEL
083-302321-002       FA021-141740-001      MIN ORDER QTY [*]
083-312311-003       FA021-141741-001      [*]
085-393111-001       FA021-141740-001      MIN ORDER QTY [*]

-------------------------------------------------------------------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.